Exhibit 10.2

FORM OF SUBSCRIPTION AGREEMENT

          THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION.  THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE NOTES DESCRIBED HEREIN.

Greer Bancshares Incorporated
1111 W. Poinsett Street

Greer, South Carolina, 29650

Ladies and Gentlemen:

The undersigned purchaser understands that Greer Bancshares Incorporated, a corporation organized under the laws of South Carolina (the “Company”), is offering an aggregate of $3,000,000 principal amount of Series A 5% Subordinated Notes due 2022 (the “Notes”) in a private placement.

This offering is made pursuant to the Confidential Private Placement Memorandum, dated May 28, 2014, including the form of Note included therein as an appendix (collectively, the “Offering Documents”), all as more particularly described and set forth in the Offering Documents.  The undersigned further understands that the offering is being made without registration of the Notes under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, and is being made only to “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act).

1.

Subscription. Subject to the terms and conditions hereof and the provisions of the Offering Documents, the undersigned hereby irrevocably subscribes for the principal amount of Notes set forth by the undersigned on the signature page hereto, which is payable as described in Section 4 hereof.  The undersigned acknowledges that the Notes will be subject to restrictions on transfer as set forth in this subscription agreement (the “Subscription Agreement”).

2.

Acceptance of Subscription and Issuance of Notes. It is understood and agreed that the Company shall have the sole right, in its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that this subscription shall be deemed to be accepted by the Company only if and when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to in Section 3 hereof.  Subscriptions need not be accepted in the order received, and the Notes may be allocated among subscribers.  Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Notes to any person who is a resident of a jurisdiction in which the issuance of Notes to such person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

3.

The Closing. The closing of the purchase and sale of the Notes (the “Closing”) shall take place at the offices of the Company, at 10:00 a.m. on June 6, 2014, or at such other time and place as the Company may designate by notice to the undersigned.

4.

Payment for Notes. Payment for the Notes shall be received by the Company from the undersigned by cashier’s check, wire transfer of immediately available funds or other means approved by the Company at or prior to the Closing, in the aggregate principal amount for which the Company has accepted this subscription, as set forth on the signature page hereto.  The Company shall deliver a Note to the undersigned at the Closing, in the aggregate principal amount for which the Company has accepted this subscription, as set forth on the signature page hereto, and bearing an appropriate legend referring to the fact that the Notes were sold in reliance upon an exemption from registration under the Securities Act.

5.

Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that:

(a)

The Company is duly formed and validly existing under the laws of South Carolina, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has the corporate power and authority to operate its business as it is currently being conducted and to own, lease and operate its properties, and is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company.

(b)

The Notes have been duly authorized, executed and delivered by the Company and,  when issued and paid for, will constitute the legal, valid and binding obligations of the Company.  The Notes shall have the rights and privileges set forth in the form of Note included in the Offering Documents.

6.

Representations, Warranties and Covenants of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company that:

(a)

General.

(i)

The undersigned has all requisite authority (and in the case of an individual, the capacity) to purchase the Notes, enter into this Subscription Agreement and to perform all the obligations required to be performed by the undersigned hereunder, and such purchase will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned.

(ii)

The undersigned is a resident of the state set forth on the signature page hereto and is not acquiring the Notes as a nominee or agent or otherwise for any other person.

(iii)

The undersigned will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases or sells Notes and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases or sales, and the Company shall have no responsibility therefor.

(b)

Information Concerning the Company.

(i)

The undersigned has received a copy of the Offering Documents.  The undersigned has not been furnished any offering materials other than the Offering Documents and has relied only on the information contained therein and in reports filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”).

(ii)

The undersigned understands that no public market now exists for the Notes, and that the Company has made no assurances that a public market will ever exist for the Notes.

(iii)

The undersigned understands and accepts that the purchase of the Notes involves various risks, including the risks outlined in the Offering Documents and in this Subscription Agreement.  The undersigned represents that it is able to bear any loss associated with an investment in the Notes.

(iv)

The undersigned confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates as investment advice or as a recommendation to purchase the Notes.  It is understood that information and explanations related to the terms and conditions of the Notes provided in the Offering Documents or otherwise by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Notes, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the undersigned in deciding to invest in the Notes.  The undersigned acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Notes for purposes of determining the undersigned’s authority to invest in the Notes.

(v)

The undersigned is familiar with the business and financial condition and operations of the Company, all as generally described in the Offering Documents and the reports filed by the Company with the Commission.  The undersigned has had access to such information concerning the Company and the Notes as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Notes.

(vi)

The undersigned understands that, unless the undersigned notifies the Company in writing to the contrary at or before the Closing, each of the undersigned’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing.

(vii)

The undersigned acknowledges that the Company has the right in its sole and absolute discretion to abandon this private placement at any time prior to the completion of the offering.  This Subscription Agreement shall thereafter have no force or effect and the Company shall return the previously paid subscription price of the Notes, without interest thereon, to the undersigned.

(viii)

The undersigned understands that no federal or state agency has passed upon the merits or risks of an investment in the Notes or made any finding or determination concerning the fairness or advisability of this investment.

(c)

Non-Reliance.

(i)

The undersigned represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Notes, it being understood that information and explanations related to the terms and conditions of the Notes and the other transaction documents that are described in the Offering Documents shall not be considered investment advice or a recommendation to purchase the Notes.

(ii)

The undersigned confirms that the Company has not (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Notes or (ii) made any representation to the undersigned regarding the legality of an investment in the Notes under applicable legal investment or similar laws or regulations.  In deciding to purchase our Notes, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Notes is suitable and appropriate for the undersigned.

(d)

Status of Undersigned.

(i)

The undersigned has such knowledge, skill and experience in business, financial and investment matters that the undersigned is capable of evaluating the merits and risks of an investment in the Notes.  With the assistance of the undersigned’s own professional advisors, to the extent that the undersigned has deemed appropriate, the undersigned has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Notes and the consequences of this Subscription Agreement.  The undersigned has considered the suitability of the Notes as an investment in light of its own circumstances and financial condition and the undersigned is able to bear the economic and any other risks associated with an investment in the Notes (including a complete loss of the undersigned’s investment) and its authority to invest in the Notes.  The undersigned understands that the payment on the Notes at maturity or earlier redemption may be less, and perhaps significantly less, than the principal amount of the Notes.

(ii)

The undersigned is an “accredited investor” as defined in Rule 501(a) under the Securities Act.  The undersigned agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and State Securities Laws in connection with the purchase and sale of the Notes.  The undersigned has completed the Confidential Purchaser Questionnaire contained in Appendix A and the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof. Any information that has been furnished or that will be furnished by the undersigned to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.

(e)

Restrictions on Transfer or Sale of Notes.

(i)

The undersigned is acquiring the Notes solely for the undersigned’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Notes.  The undersigned understands that the Notes have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Subscription Agreement.  The undersigned understands that the Company is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii)

The undersigned understands that the Notes are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that the undersigned may dispose of the Notes only pursuant to an effective registration statement under the Securities Act or an exemption therefrom; and the undersigned understands that the Company has no obligation or intention to register any of the Notes, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the undersigned understands that under the Commission’s rules, the undersigned may dispose of the Notes principally only in “private placements” that are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the undersigned.  The undersigned understands that the Company has no obligation to register the Notes or assist the undersigned in complying with any exemption from registration. Consequently, the undersigned understands that the undersigned must bear the economic risks of the investment in the Notes for an indefinite period of time.

(iii)

The undersigned agrees:  (A) that the undersigned will not sell, assign, pledge, give, transfer or otherwise dispose of the Notes or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Notes under the Securities Act and all applicable State Securities Laws, or in a transaction that is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws, and the Company may require an opinion of legal counsel acceptable to the Company that such transaction is exempt from registration; (B) that the Notes will bear a legend making reference to the foregoing restrictions; and (C) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Notes except upon compliance with the foregoing restrictions.

(iv)

The undersigned acknowledges that neither the Company nor any other person offered to sell the Notes to it by means of any form of general solicitation or advertising, including but not limited to: (1) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (2) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(v)

Either (I) the undersigned is not and, for so long as the undersigned holds any Notes, will not be, an employee benefit plan or other plan subject to Section 406 of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue

Code of 1986, as amended (the “Code”), another employee benefit plan subject to U.S. federal, state or local laws, or non-U.S. laws, which are substantially similar to Section 406 of ERISA or Section 4975 of the Code, or any entity or other person whose assets constitute (or are deemed for purposes of ERISA or the Code to constitute) the assets of any such plan or (II) the undersigned’s purchase and holding of the Notes will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or a non-exempt violation of any such substantially similar laws.

(vi)

The undersigned certifies, under penalties of perjury, that the undersigned is not a foreign person within the meaning of the Internal Revenue Code; that the undersigned’s address and social security number (or tax identification number, as the case may be) provided herein are correct and complete; and that the undersigned is not subject to backup withholding because (a) the undersigned has  not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest and dividends or (b) the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding. The undersigned further understands that this certification may be disclosed to the Internal Revenue Service and that any false statement could be punished by a fine, imprisonment or both.

7.

Indemnification. To the maximum extent permitted under applicable law, the undersigned agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents, shareholders and affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys’ fees) that they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made, or any inaccurate or incomplete information provided, by the undersigned herein or in the undersigned’s related Confidential Purchaser Questionnaire or in any document provided by the undersigned to the Company.

8.

Conditions to Obligations of the Undersigned and the Company. The obligations of the undersigned to purchase and pay for the principal amount of Notes specified on the signature page hereto and of the Company, if it accepts this subscription in part or in whole, to sell Notes in the principal amount for which it has accepted this subscription are subject to the satisfaction at or prior to the Closing of the following conditions precedent:  The representations and warranties of the Company contained in Section 5 hereof and of the undersigned contained in Section 6 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

9.

Obligations Irrevocable. The obligations of the undersigned hereunder shall be irrevocable.

10.

Legend. The Notes sold pursuant to this Subscription Agreement will be imprinted with a legend in substantially the following form:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF ANY OTHER RELEVANT JURISDICTION, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, THE COMPANY MAY ALSO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

11.

Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

12.

Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

13.

Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY TO THIS SUBSCRIPTION AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

14.

Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of Notes by the undersigned (“Proceedings”), the undersigned irrevocably submits to the jurisdiction of the federal or state courts located in the County of Greenville, South Carolina, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

15.

Applicable Law. This Subscription Agreement shall be governed by and interpreted in accordance with the laws of the State of South Carolina, without the application of choice of law principles. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not thereby or in any other manner waive any non-waivable rights granted to the undersigned under federal or state securities laws.

16.

Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.

17.

Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

(a)

If to the Company, to the Company at the following address:

Greer Bancshares Incorporated 1111 W. Poinsett Street Greer, South Carolina, 29650 Attn: J. Richard Medlock, Jr., Chief Financial Officer

(b)

If to the undersigned, to the undersigned at the address set forth in Appendix A; or at such other address as the undersigned shall have specified by notice in writing to the Company.

18.

Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

19.

Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive (i) the acceptance of the subscription by the Company and the Closing, (ii) changes in the transactions, documents and instruments described in the Offering Documents that are not material or that are to the benefit of the undersigned and (iii) the death or disability of the undersigned.

20.

Notification of Changes. The undersigned shall notify the Company upon the occurrence of any event prior to the closing of the purchase of the Notes pursuant to this Subscription Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Subscription Agreement to be false or incorrect.

21.

Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

22.

Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of _________________________, 2014.

PURCHASER (if an individual):	PURCHASER (if an entity):
_______________________________ Name:	_________________________________ Legal Name of Entity By______________________________ Name: Title:

State/Country of Residence or Formation: _____________________________

Aggregate Note Principal Subscription Amount: $__________________________________

(minimum investment $50,000; investments

in whole multiples of $10,000)

Acceptance:

The offer to purchase Notes as set forth above is confirmed and accepted by the Company as to $_______________________ principal amount of Notes.

GREER BANCSHARES INCORPORATED
By_________________________________ Name: J. Richard Medlock, Jr. Title: Chief Financial Officer

APPENDIX A

CONFIDENTIAL PURCHASER QUESTIONNAIRE

GREER BANCSHARES INCORPORATED,

a South Carolina corporation

PRIVATE PLACEMENT OF SERIES A 5% SUBORDINATED NOTES DUE 2022

Greer Bancshares Incorporated

1111 W. Poinsett Street

Greer, South Carolina, 29650

Attn:  J. Richard Medlock, Jr., Chief Financial Officer

Ladies and Gentlemen:

The information contained herein is furnished to you in order that you may determine whether the undersigned’s Subscription Agreement to purchase Series A 5% Subordinated Notes due 2022 (the “Notes”) issued by Greer Bancshares Incorporated, a corporation organized under the laws of South Carolina (the “Company”), may be accepted by you in light of the requirements of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D under the Act, and an exemption contained in the securities laws of certain states.  The undersigned prospective investor (the “Investor”) understands that the information is needed in order to satisfy various suitability requirements, including the requirement that you must have reasonable grounds to believe that the Investor is an “Accredited Investor,” as defined in Rule 501 of Regulation D (which in the case of a partnership investor formed for the purpose of investing in the Notes requires each partner to be an Accredited Investor), and that the Investor has knowledge and experience in financial and business affairs such that the Investor is capable of evaluating the merits and risks of the proposed investment. The Investor understands that (a) you will rely on the information contained herein for purposes of such determination, (b) the Notes distributed in connection therewith will not be registered under the Securities Act in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, (c) the Notes will not be registered under the securities laws of any state in reliance upon a similar exemption, and (d) this Questionnaire is not an offer of the Notes or any other securities.

The Investor understands that, although this Questionnaire and the responses provided herein will be kept confidential, you may need to present it to such parties as you deem advisable in order to establish the applicability under any federal or state securities laws of an exemption from registration.

In accordance with the foregoing, the following representations and information are hereby made and furnished:

(Please answer all questions.  If the answer to any question is “None” or “Not Applicable,” please so state.  Each partner of an investing partnership formed for the purpose of investing in the Notes must submit a completed Questionnaire.)

1.         General Information.

Name of Prospective Investor:  _________________________________

State of Primary Residence (individual investors):  __________________________________

State of Organization (non-individual investors): __________________________________

Type of Prospective Investor.  The undersigned is:

☐          An individual

☐          A corporation

☐          A partnership or limited liability company

☐          A trust

☐          Other (including individual retirement account (IRA))

Address. The permanent address of the undersigned is:

___________________________

_______________________________________________

_______________________________________________

Contact Information.  The contact information of the undersigned is:

Address (if different than above):________________________________________

_______________________________________________

_______________________________________________

Telephone:___________________________________

Email:______________________________________

Contact Person (if the undersigned is an entity):____________________________

Tax I.D. Number.  The social security number or federal tax identification number

(Employer Identification Number) of the undersigned is: ____________________

Entities.  If the undersigned is any type of investor other than an individual, was the undersigned formed for the specific purpose of acquiring the Notes?

☐           Yes             ☐          No

2.            Representations as to Accredited Investor Status. The undersigned has read the definition of “Accredited Investor” from Rule 501 of Regulation D as set forth in Exhibit A, and certifies that either (check either A. or B.; if A., check all reasons that that apply):

A.          ☐          The undersigned is an “Accredited Investor” for one or more of the following reasons:

☐          (a)         The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth (excess of total assets at fair market value, including homes (but excluding the value of the primary residence of such individual), automobiles and personal property, over total liabilities (but excluding the amount of indebtedness secured by the individual’s primary residence up to its fair market value, and including the amount of any such indebtedness in excess of such fair market value)), or joint net worth with his or her spouse, presently exceeds $1,000,000;

☐          (b)         The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year;

☐          (c)         The undersigned is a director or executive officer (e.g., President or any vice president in charge of a principal business unit, division or function such as sales, administration or finance) of the Company;

☐          (d)         The undersigned is a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Notes and with total assets in excess of $5,000,000;

______________________________________________

______________________________________________

(describe entity)

☐          (e)         The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Notes, whose purchase would be directed by a “sophisticated person” as described in Rule 506(b)(2)(ii);

☐          (f)          The undersigned is a revocable trust which may be amended or revoked by the grantors, and all of the grantors satisfy the conditions of clauses (a), (b) or (c) above and have completed copies of this Questionnaire, which copies are delivered to the Company herewith;

☐          (g)         The undersigned is an entity all the equity owners of which are “accredited investors” within one or more of the above categories (including a self-directed IRA whose owner is an “accredited investor”).  If relying upon this category alone, each equity (or IRA) owner must complete a separate copy of this Questionnaire;

______________________________________________

______________________________________________

(describe entity)

B.          ☐          The undersigned is not an “Accredited Investor”.

3.            Individual Representations as to Sophistication. The information requested in this Section 3 must be provided by each prospective investor that is an individual, each individual shareholder of a prospective investor that is a corporation, each individual partner or member of a prospective investor that is a partnership or limited liability company, each individual grantor of a prospective investor that is a revocable trust and each sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act that will direct the investment by a prospective investor that is an irrevocable trust (attach additional sheets if necessary):

A.

General Information.

State where registered to vote: __________________________

Date of Birth: ________________________________________

Country of citizenship, if other than the United States: ____________________________

B.

Business Experience.

Current occupation (if retired, please describe your last occupation):

Employer: ___________________________________________

Nature of Business: ____________________________________

Position and/or duties: __________________________________

Length of Employment: _________________________________

If current employment is less than five years, please complete the following chart on your employment history for the past five years:

Employer and Title

Primary Duties

From

To

________________________     _____________________________          _________          _________

________________________     _____________________________          _________          _________

________________________     _____________________________          _________          _________

Please list all professional qualifications that you have held or currently hold, including bar admissions, accounting certificates, brokerage licenses and other professional licenses or certificates:

Professional Qualifications                Year Received                     Still Effective

_______________________         _______________            Yes ☐         No ☐

_______________________         _______________            Yes ☐         No ☐

_______________________         _______________            Yes ☐         No ☐

C.

Education.

Please state your education and degrees earned:

Degree

School                                                    Year

_________________         _______________________             _________

_________________         _______________________             _________

_________________         _______________________             _________

D.

Affiliation.

If the undersigned has any pre-existing personal or business relationship with the Company or any of its officers or directors, please identify and describe the nature and duration of such relationship:

____________________________________________________________

____________________________________________________________

____________________________________________________________

E.

 Investment Experience.

Indicate how often you invest in :

Restricted Securities (securities for which no market exists)

Often ☐                 Occasionally ☐                 Seldom ☐                 Never ☐

Marketable Securities

Often ☐                 Occasionally ☐                 Seldom ☐                 Never ☐

Government Securities

Often ☐                 Occasionally ☐                 Seldom ☐                 Never ☐

Commodities

Often ☐                 Occasionally ☐                 Seldom ☐                 Never ☐

Venture Capital Funds (limited partnerships or limited liability companies)

Often ☐                 Occasionally ☐                 Seldom ☐;                 Never ☐

4.            Entity Representations as to Sophistication.  The information requested in this Section 4 must be provided by each prospective investor that is a corporation, partnership, limited liability company or trust (attach additional sheets if necessary):

A.

Total Assets.

Please indicate the approximate current value of the total assets of the entity:  $_____________

B.

Business.

Please describe the nature of the business conducted by the entity:

______________________________________________________

______________________________________________________

______________________________________________________

Please indicate the date that such business was commenced:  _________________________

C.

Investment Experience.

Please provide information regarding the business, financial and investment experience of the entity and the persons who make investment decisions for such entity:

______________________________________________________

______________________________________________________

______________________________________________________

______________________________________________________

[Page Ends; Signature Page Follows]

[Confidential Purchaser Questionnaire; Signature Page]

By signing below, the undersigned hereby acknowledges that the representations set forth in this Questionnaire are accurate and complete in all respects, and undertakes to immediately notify the Company in writing regarding any material change in the information set forth herein prior to the date and time that the undersigned purchases any Notes.  The undersigned understands that the Company and its legal counsel will rely on the accuracy and completeness of these representations for the purpose of determining my suitability as a prospective investor under applicable securities laws, and that a false representation may constitute a violation of law and that any person who suffers damage as a result of a false representation may have a claim against the undersigned for damages.

Dated:  _________________________

IF THE INVESTOR IS AN INDIVIDUAL

                                                                             Name (Print)

*

___________________________________

Signature

___________________________________

Name (Print)(if ownership will be joint)

*

___________________________________

Signature

IF THE INVESTOR IS NOT AN INDIVIDUAL

___________________________________

Name of Investor (Print)

___________________________________

Authorized Signer (Print)

*

___________________________________

Signature

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EXHIBIT A

Rule 501.

Definitions and Terms Used in Regulation D.

As used in Regulation D, the following terms have the meaning indicated:

            (a)       Accredited Investor.  “Accredited investor” shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(1)       Any bank as defined in section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000; or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2)       Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(3)       Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4)       Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5)       Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(6)       Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7)       Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

(8)       Any entity in which all of the equity owners are accredited investors.

[Remainder omitted]